EXHIBIT 10.2

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

This Assignment of Purchase and Sale Agreement (the “Assignment”) is made as of the 28th day of January, 2015 (the “Effective Date”), by and between GAHC3 North Carolina ALF Portfolio, LLC, a Delaware limited liability company (“Assignor”), GAHC3 North Raleigh NC ALF, LLC, a Delaware limited liability company (the “North Raleigh SPE”), and GAHC3 Mooresville NC ALF, LLC, a Delaware limited liability company (the “Mooresville SPE”, and collectively with the foregoing, the “Assignee”).

W I T N E S S E T H:

WHEREAS, those entities listed on Schedule I hereto (collectively “Seller”), did enter into that certain Purchase and Sale Agreement with Assignor, dated January 28th, 2015 (as amended, the “Contract”);

WHEREAS, the Contract is for the purchase and sale of certain property, including, but not limited to, (i) a fee simple interest in certain real property and related assets commonly known as Carillon Assisted Living of North Raleigh, located at 5219 Old Wake Forest Road, Raleigh, NC 27609 (collectively, the “North Raleigh Property”) and (ii) a fee simple interest in certain real property and related assets commonly known as the Carillon Assisted Living of Mooresville, located at 198 East Waterlynn Road, Mooresville, NC 28117 (collectively, the “Mooresville Property”) being more particularly described in the Contract, along with “Other Property Rights” as defined in the Contract (the “Land”);

WHEREAS, the Land, together with the “Improvements” as defined in the Contract constructed thereon, collectively is referred to herein as the “Property”;

WHEREAS, Assignor desires to assign all of its rights, title and interest in the Contract with respect to each of the individual Properties referenced above to one of the Assignees, respectively, and each Assignee desires to take and assume all of Assignor’s rights, title and interest in the Contract with respect thereto.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereunto agree as follows:

1.     Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to them in the Contract.

2.    As of the date of this Assignment, Assignor hereby assigns and transfers unto Assignee all of Assignor’s rights, title and interest under the Contract, as well as the right to exercise and enforce all of the terms, covenants and conditions of the Contract, with respect to: (a) the North Raleigh Property to North Raleigh SPE; and (b) the Mooresville Property to Mooresville SPE.

3.    Each Assignee hereby accepts, as of the date of this Assignment, the assignment and transfer of Assignor’s rights, title and interest in and to the Contract (including, without limitation, any obligation to proceed to and effectuate Closing under the Contract). Each Assignee hereby assumes and agrees to be bound by all of the terms and conditions of the Contract with respect to the applicable portion of the Property from and after the date of this Assignment, and Assignee covenants that it will perform and observe all the covenants and conditions therein contained on Assignor’s part to be performed and observed which accrue after the date of this Assignment.

4.    Effective upon the date of this Assignment, each Assignee shall be directly and primarily liable to Seller for all obligations arising under the Contract.

5.    The Contract shall remain unmodified and in full force and effect and the same is hereby ratified and confirmed by all parties.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

ASSIGNOR

GAHC3 North Carolina ALF Portfolio, LLC
a Delaware limited liability company

By:      /s/ Danny Prosky

Name:     Danny Prosky

Its:     Authorized Signatory

ASSIGNEE

GAHC3 North Raleigh NC ALF, LLC
GAHC3 Mooresville NC ALF, LLC

Each of the above Assignees being a Delaware limited liability company

For each of the above Assignees, by:
GAHC3 North Carolina ALF Portfolio, LLC
a Delaware limited liability company, the sole member and manager of each of the entities shown above

By:      /s/ Danny Prosky

Name:     Danny Prosky

Its:     Authorized Signatory

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